Exhibit 10.163
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 2, 2008, by and among Focus Media Holding Limited, a company with limited liability organized under the laws of the Cayman Islands (the “Company”), each of the Persons listed on Schedule A hereto (the “CGEN Holders” and, individually, a “CGEN Holder”), who represent all the shareholders and option holders of CGEN Digital Media Company Limited, a company with limited liability organized under the laws of the Cayman Islands (“CGEN”).
RECITALS
     A. Each of the CGEN Holders, who collectively own 100% of the outstanding shares of CGEN on a fully-diluted basis, has agreed to sell all the shares held by it to the Company or to the cancellation of all of the options held by it, as the case may be, and as part of the consideration therefor, the Company has agreed to issue to each such CGEN Holder, or its representative, certain Ordinary Shares (as defined below) of the Company on the terms and conditions set forth in that certain Share Purchase Agreement dated as of December 8, 2007 (the “CGEN Purchase Agreement”), by and among the Company, CGEN and the CGEN Holders who are a party thereto.
     B. In connection with the consummation of the transactions contemplated by the CGEN Purchase Agreement, the parties hereto desire to enter into this Agreement to enable the CGEN Holders from time to time to register the Ordinary Shares that they may receive pursuant to the CGEN Purchase Agreement under the Securities Act (as defined below).
     D. The CGEN Purchase Agreement provides that the execution and delivery of this Agreement by the parties hereto shall be a condition precedent to the consummation of the transactions contemplated thereunder.
     E. The Company seeks to induce the CGEN Holders to consummate the transactions contemplated in the CGEN Purchase Agreement, and to such end, seeks to satisfy the conditions precedent to such transactions by entering into this Agreement.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto further agree as follows:
SECTION 1 INTERPRETATION
     1.1 Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:
     “Accounting Principles” means generally accepted accounting principles as applied in the United States of America.

     “Additional Share Consideration” has the meaning ascribed to it in the CGEN Purchase Agreement.
     “ADSs” means American Depositary Shares, with each ADS as of the date of this Agreement representing five (5) Ordinary Shares.
     “Affiliate” means, with respect to any given Person, a Person that Controls, is Controlled by, or is under common Control with the given Person.
     “Agreement” has the meaning ascribed thereto in the preamble hereto.
     “Applicable Securities Law” means (i) with respect to any offering of securities in the United States of America, or any other act or omission within that jurisdiction, the securities law of the United States, including the Exchange Act and the Securities Act, and any applicable law of any State of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States of America, or any related act or omission in that jurisdiction, the applicable laws of that jurisdiction.
     “Business Day” means any weekday that the banks in the PRC, Hong Kong and the City of New York are generally open for business.
     “Centre” has the meaning ascribed thereto in Section 3.3(c).
     “CGEN Holders” has the meaning ascribed thereto in the preamble hereof.
     “CGEN Purchase Agreement” has the meaning ascribed thereto in the recitals hereof.
     “CGEN Registrable Securities” means (i) the Ordinary Shares received or to be received by the CGEN Holders pursuant to the CGEN Purchase Agreement, including, without limitation, any Ordinary Shares issued as part of the Second Installment Share Consideration, the Third Installment Share Consideration or the Additional Share Consideration, and (ii) any Equity Securities of the Company issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clause (i).
     “Commission” means (i) with respect to any offering of securities in the United States of America, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States of America, the regulatory body of the jurisdiction with authority to supervise and regulate the sale of securities in that jurisdiction.
     “Company” has the meaning ascribed thereto in the preamble hereto.
     “Control” means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” have meanings correlative to the foregoing.

     “Depositary” means the depositary in respect of the Company’s ADSs, currently Citibank, N.A.
     “Dispute” has the meaning ascribed thereto in Section 3.3(a).
     “Equity Securities” means any Ordinary Shares, Ordinary Share Equivalents or other voting securities of the Company.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “First Closing Date” has the meaning ascribed in the CGEN Purchase Agreement.
     “Form F-1” means Registration Statement on Form F-1 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.
     “Form F-3” means Registration Statement on Form F-3 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.
     “Form F-3ASR” means the Company’s F-3 automatic shelf registration statement filed with the Commission.
     “Form S-1” means Registration Statement on Form S-1 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.
     “Form S-3” means Registration Statement on Form S-3 promulgated by the Commission under the Securities Act or any substantially similar form then in effect.
     “Holders” means the CGEN Holders together with the permitted transferees and assigns of any Holder.
     “Hong Kong” means the Hong Kong Special Administrative Region.
     “Initiating Holders” means, with respect to a request duly made to Register any Registrable Securities under Section 2.1(a), the Holders initiating such request.
     “Ordinary Shares” means the ordinary shares, par value US$0.00005 per share, of the Company.
     “Ordinary Share Equivalents” means warrants, options and rights exercisable for Ordinary Shares and instruments convertible or exchangeable for Ordinary Shares.
     “Parties” has the meaning ascribed thereto in Section 3.3(a).
     “Person” means any natural person, corporation limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organization or any other entity or organization.
     “Registration” means a registration effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that

Registration Statement, and the terms “Register” and “Registered” have meanings correlative with the foregoing.
     “Registrable Securities” means the CGEN Registrable Securities, excluding in all cases, however, any Equity Securities sold by a Person in a transaction other than an assignment pursuant to Section 3.1.
     “Registration Statement” means a registration statement prepared on Forms S-3, F-3, S-1 or F-1 under the Securities Act, or on any comparable form in connection with registration in a jurisdiction other than the United States.
     “Second Installment Share Consideration” has the meaning ascribed to it in the CGEN Purchase Agreement.
     “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Third Installment Share Consideration” has the meaning ascribed to it in the CGEN Purchase Agreement.
     “Underwritten Offering” has the meaning ascribed in Section 2.1(a)(1).
     “Violation” has the meaning ascribed thereto in Section 2.6(a).
     1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly herein provided, (i) the terms defined in Section 1 shall have the meanings assigned to them in Section 1 and shall include the plural as well as the singular, (ii) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, and (v) all references in this Agreement to designated Schedules are to the Schedules attached to this Agreement.
SECTION 2 REGISTRATION RIGHTS.
     2.1 Demand Registration Rights.
          (a) Registration.
          (1) Subject to the terms of this Agreement, from time to time and at any time, Holders holding at least 3,000,000 Registrable Securities (as adjusted for any stock splits, stock dividends, recapitalizations, reorganizations or similar events) may request the Company in writing to register all or part of the Registrable Securities (a “Registration”); provided however, that if a request for Registration is for an underwritten public offering (an “Underwritten Offering”), such request shall be for at least 3,000,000 Registrable Securities and be subject to the requirement that the reasonably anticipated aggregate price to the public be not less than US$40,000,000. Upon receipt of such a request, the Company shall (i) promptly, and in any event within ten (10) Business Days after receipt of such written request, give written notice of the proposed Registration to all other Holders, and (ii) use best efforts to cause, as soon as practicable, the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within twenty (20) Business Days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution to the public in such jurisdictions as the Initiating Holders may reasonably request. Notwithstanding anything contrary contained herein, the Company shall be not obligated to effect more than three (3) Registrations pursuant to this Section 2.1(a)(1).
          (2) Any Registration made pursuant to this Section 2.1 shall be made: (i) if available, on the Company’s then existing and effective Registration Statement on Form F-3ASR; or (ii) in each case subject to the terms of this Section 2.1(a)(3) below, (x) if such F-3ASR is not available, on another Registration Statement on Form F-3 (or any successor to Form F-3 or Form S-3) if such form is available for use by the Company, or (y) otherwise on Form F-1 or Form S-1 (or any successor to Form F-1 or S-1) if such form is available for use by the Company. In the event that the Company becomes ineligible to use its then existing and effective Registration Statement on Form F-3ASR for the reasons set forth in Schedule 2.1(a)(2) hereto, the Company shall not be obligated to effect a Registration until it regains eligibility to use Form F-3ASR.
          (3) Any Registration of Registrable Securities shall count as one (1) demand Registration, pursuant to this Section 2.1(a), irrespective of whether such Registrable Securities are distributed by the Holder thereof.
          (b) Right of Deferral. Notwithstanding anything to the contrary in this Section 2.1:
          (1) The Company shall not be obligated to Register or qualify Registrable Securities for an Underwritten Offering pursuant to any of the provisions of Section 2.1(a) if: (i) within the six (6) month period preceding the date of such request, the Company has either (x) already effected a Registration for an Underwritten Offering under any of the provisions of Section 2.1(a), or (y) already effected a Registration (other than a registration of securities in a transaction under Rule 145 of the Securities Act or with respect to an employee benefit plan) in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.2 and no Registrable Securities of the Holders were excluded from such Registration pursuant to the provisions of Section 2.2(c) or (ii) within the three (3) month period preceding the date of such request, the Company has already effected a Registration other than an Underwritten Offering under any of the provisions of Section 2.1(a).
          (2) The Company shall not be obligated to Register or qualify Registrable Securities pursuant to Section 2.1(a) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, any registration of Registrable Securities should not be made because it would be materially detrimental to the Company and its shareholders for a Registration Statement to be filed in the near future. Following delivery of such certificate, the Company shall have the right to defer such filing for a period not to exceed ninety (90) days from the receipt of any request duly submitted by Holders under Section 2.1(a) or to Register Registrable Securities; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period.
          (c) Underwritten Offerings. If, in connection with a request to Register Registrable Securities under the provisions of Section 2.1(a), the Initiating Holders seek to distribute such Registrable Securities through an Underwritten Offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1(a). In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering (unless otherwise mutually agreed by Initiating Holders representing a majority in voting power of the Registrable Securities held by the Initiating Holders) to the extent provided herein. All Holders proposing to distribute their securities through such Underwritten Offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Underwritten Offering by the Company (which underwriter or underwriters shall be reasonably acceptable to Initiating Holders representing a majority in voting power of the Registrable Securities held by the Initiating Holders). Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, the underwriters may exclude such number of Registrable Securities from the Underwritten Offering as required (1) after excluding any other Equity Securities from the Underwritten Offering (including, without limitation, any Equity Securities which the Company may seek to include in the Underwritten Offering for its own account and all Equity Securities which are not Registrable Securities and are held by Persons other than the Holders), and (2) so long as at least thirty percent (30%) in voting power of any Registrable Securities requested by the Holders to be included in such Underwritten Offering and Registration shall be included. If a limitation of the number of Registrable Securities is required pursuant to this Section 2.1(c), the number of Registrable Securities that may be included in the Underwritten Offering by selling Holders shall be allocated among such Holders, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders would otherwise be entitled to include in the Registration. If any Holder disapproves of the terms of any Underwritten Offering, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) Business Days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the Registration.
     2.2 Piggyback Registrations.
          (a) Registration of the Company’s Securities. Subject to Section 2.2(c), if the Company proposes to Register for its own account or for the account of any Person that is not a Holder (unless such Person is contractually entitled to exclude participation by the Holders in its Registration, and subject to any rights to partially exclude participation by the Holder in its Registration) any of its Equity Securities in connection with the public offering of such securities, the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within twenty (20) days after delivery of such notice, the Company shall use its best efforts to include in such Registration any Registrable Securities thereby requested by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 2.2(a) prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 2.3.
          (c) Underwriting Requirements.
          (1) In connection with any offering involving an underwriting of the Company’s Equity Securities initiated by the Company, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 2.2 unless such Holder shall include such Registrable Securities in the underwriting and such Holder enters into an underwriting agreement in customary form with the underwriters selected by the Company and setting forth such terms for the underwriting as have been agreed upon between the Company and the underwriters. Subject to Section 2.2(c)(2), in the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 2.2 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Equity Securities to be underwritten, the underwriters may exclude some or all Registrable Securities from the Registration and underwriting after excluding any other Equity Securities from the underwriting (other than any Equity Securities which the Company may seek to include in the underwriting for its own account), and the number of Equity Securities and Registrable Securities that may be included in the Registration and the underwriting shall be allocated (i) first, to the Company, and (ii) thereafter, among the Holders requesting inclusion of their Registrable Securities in such Registration Statement in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which the Holders would otherwise be entitled to include in the Registration.
          (2) Notwithstanding anything to the contrary in this Section 2.2(c), in connection with any offering involving an underwriting of the Company’s Equity Securities, in no event shall the underwriters exclude any Registrable Securities which Holders may seek to include in such Registration and underwriting under this Section 2.2 unless at least thirty percent (30%) in voting power of any Registrable Securities requested by the Holders to be included in such underwriting and Registration shall be included.
          (3) If any Holder disapproves of the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from the underwriting shall be withdrawn from the Registration.
          (d) Exempt Transactions. The Company shall have no obligation to Register any Registrable Securities under this Section 2.2 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the laws of another jurisdiction, as applicable), or (iii) on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable securities.

     2.3 Expenses. All expenses incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including, without limitation, (a) any underwriting, brokerage or similar commissions, compensation, discounts or concessions paid or allowed by the Company that are incurred or to be incurred by the Selling Shareholders in connection with such issue or sale; (b) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement (excluding expenses or costs in respect of Company employees in connection therewith), (c) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, (d) all fees and expenses of the Depositary relating to the deposit of the Registrable Securities into the deposit facility and issuance by the Depositary of shares or receipts representing such Registrable Securities, (e) the reasonable fees and disbursements of counsel for the Company and of the independent public accountants of the Company specifically related to such Registration, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, (f) the fees and expenses of share registry or custodian, (g) the reasonable fees and disbursements of counsel representing the Holders of Registrable Securities, and (h) all U.S. federal, “blue sky” and all foreign registration, filing and qualification fees, accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters’ discounts and commissions relating to shares sold by the Holders), shall be borne by the Holders (allocated pro rata based on the Registratable Securities included in such Registration); provided, however, that (1) where an offering of securities includes a primary offering by the Company or a secondary offering of securities by other shareholders of the Company other than the Holders, the Holders shall be bear the pro rata portion of expenses attributable to them based on the number of Registrable Securities included in such Registration (for the avoidance of doubt, any such fees or expenses that are incurred entirely as a result of sales by selling shareholders shall be borne on a pro rata basis with regard only to the Registrable Securities offered by the Selling Shareholders in the aggregate and not by the Company), and (2) the Company shall use commercially reasonable efforts to minimize the amount of such expenses and, in connection with any Underwritten Offering, use commercially reasonable efforts to cause the related underwriters to pay such expenses to the extent possible (other than any related brokerage or selling commission or discount); provided further, that the failure or unwillingness of the related underwriters to agree to pay such expenses in whole or in part shall not affect the selling shareholders’ obligations to pay any expenses pursuant to this Section 2.3.
     2.4 Obligations of the Company. Subject to the provisions of Section 2.3 hereof, whenever required to effect the Registration of any Registrable Securities under this Agreement the Company, shall as expeditiously as reasonably possible:
          (a) Use its reasonable best efforts to ensure that its then existing Registration Statement is Effective; provided, that the Company shall not be required to keep any such Registration Statement effective for more than (i) one (1) year in the case of a Registration Statement on Form S-3, F-3, F-3ASR, or (ii) ninety (90) days in the case of a Registration Statement on Form S-1 or F-1.
          (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of Applicable

Securities Law with respect to the disposition of all securities covered by such Registration Statement.
          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus and any supplement thereto, in conformity with the requirements of Applicable Securities Law, and such other documents as such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such Registration.
          (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
          (e) In the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement in usual and customary form (including usual and customary provisions with respect to indemnification), with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
          (f) Notify each Holder of Registrable Securities covered by the Registration Statement: (i) of the issuance of any stop order by the SEC in respect of such registration statement, (ii) of the receipt by the Company of any notification of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, (iii) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or (iv) if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act; and, in each case of (i) and (ii), make reasonable efforts to prevent or obtain at the earliest possible moment the withdrawal of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final prospectus, and in each case of (iii) and (iv) as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance.
          (g) Upon the occurrence of any event described in Section 2.4(f) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the Holders of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.
          (h) In the event of an Underwritten Offering, furnish, at the request of any Holder requesting Registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting Registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (2) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.
          (i) Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a CUSIP number for all those Registrable Securities, in each case not later than the effective date of the Registration.
          (j) Take all reasonable action necessary to: (1) cause the Depositary to accept the deposit of the Registrable Securities into the deposit facility to issue ADSs (or receipts) representing such Registrable Securities and to issue the related American Depositary Receipts; (2) cause the Depositary to register with the SEC (to the extent necessary) such ADSs; and (3) list the Registrable Securities on the primary exchange upon which the Company’s securities are traded.
     2.5 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to Register the Registrable Securities of any Holder pursuant to this Section 2 that the selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held thereby and the intended method of disposition of such securities as shall be required to timely effect the Registration of such Holder’s Registrable Securities.
     2.6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:
          (a) Company Indemnity. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its partners, officers, directors, shareholders, legal counsel, accountants, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under laws which are applicable in connection with any Registration, qualification, or compliance, of the Company’s securities insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):
          (1) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus or any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used in connection with the sale of any Registrable Securities contained therein or any amendments or supplements thereto;
          (2) the omission or alleged omission to state in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (3) any violation or alleged violation by the Company of Applicable Securities Law, or any rule or regulation promulgated under Applicable Securities Law, and the Company will reimburse each such Holder, its partners, officers, directors, legal counsel, accountants, underwriter or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such Registration by such Holder, underwriter or controlling Person of such Holder.
          (b) Notice. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.6 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.
          (c) Contribution. If any indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.
          (d) Survival. The obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a

Registration Statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.
     2.7 Termination of the Company’s Obligations. The registration rights set forth in Section 2.1 of this Agreement shall terminate upon the earlier of (i) when with respect to any Holder, in the reasonable opinion of counsel to the Company, all Registrable Securities proposed to be sold by such Holder may then be sold without registration in any ninety (90) day period pursuant to Rule 144 under the Securities Act, which counsel shall be reasonably satisfactory to such Holder (it being understood that the Company’s regular outside legal counsel shall be deemed satisfactory) (ii) the date as of which all of the Registrable Securities have been sold pursuant to a Registration Statement or (iii) twenty-four months following the Third Closing Date (as such term is defined in the CGEN Purchase Agreement).
     2.8 Rule 144 Reporting. With a view to making available the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of Applicable Securities Law which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-1, F-1, S-3 or F-3, the Company agrees to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or comparable provision under Applicable Securities Law in any jurisdiction where the Company’s securities are listed), at all times;
          (b) use reasonable, diligent efforts to file with the Commission in a timely manner all reports and other documents required of the Company under Applicable Securities Law; and
          (c) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of all Applicable Securities Law, or whether it qualifies as a registrant whose securities may be resold pursuant to Form S-3 or F-3 (or any form comparable thereto under Applicable Securities Law of any jurisdiction where the Company’s securities are listed), (2) a copy of the most recent annual of the Company and such other reports and documents as may be filed by the Company with the Commission, and (3) such other reports, documents or information of the Company, as a Holder may reasonably request in availing itself of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to Form S-3 or F-3 (or any form comparable thereto under Applicable Securities Law of any jurisdiction where the Company’s securities are listed).
SECTION 3 MISCELLANEOUS
     3.1 Binding Effect; Assignment.
          (a) Notwithstanding anything herein to the contrary, the rights of any CGEN Holders under this Agreement may be assigned or transferred by those CGEN Holders (i) to their respective partners, general partners, limited partners or other entities contractually or legally entitled to distributions from such a Holder, or (ii) to an Affiliate provided in each case that (1) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned, and (2) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Section 3 and the terms and conditions of each Section of this Agreement with respect to which any rights are being assigned thereto under this clause. From the time of such transfer or assignment, for all purposes of each Section of this agreement with respect to which rights are assigned thereto under this clause, such transferee or assignee shall be treated as a “CGEN Holder”, as the case may be.
          (b) This Agreement shall be binding upon and shall be enforceable by each party, its successors and permitted assigns. Except as provided in Section 3.1(a) and Section 3.1(b), no party may assign any of its rights or obligations hereunder without the prior written approval of the other parties.
     3.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     3.3 Dispute Resolution.
          (a) Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the representatives appointed by the highest ranking corporate officer of the Company and a representative selected by a majority of the Registrable Securities outstanding at the time of such dispute (provided any dispute as to any particular Registration Statement shall be resolved by a representative selected by the Holders representing a majority of the Registrable Securities included in such Registration Statement) (each a “Party”). Such consultation shall begin immediately after either Party has delivered to the other Party a written notice for such consultation.
          (b) If the Dispute is not resolved within sixty (60) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of either Party with notice to the other Party (the “Arbitration Notice”).
          (c) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. The claimants in the Dispute shall collectively choose one arbitrator, and the respondents shall collectively choose one arbitrator. The Secretary General of the Centre shall select the third arbitrator, who shall be qualified to practice law in the State of New York. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Secretary General of the Centre.
          (d) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 3.3, including the provisions concerning the appointment of arbitrator, the provisions of this Section 3.3 shall prevail.
          (e) Each Party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party.
          (f) The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of the State of New York and shall not apply any other substantive law.
          (g) The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.
          (h) Either Party shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.
          (i) During the course of the arbitration tribunal’s adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.
          (j) The cost of arbitration (including legal, accounting and other professional fees and expenses reasonably incurred, by any prevailing party with respect to the investigation, collection, prosecution and/or defense of any claim in the Dispute) shall be borne pro rata by each losing party.
     3.4 Amendments; Termination. Except for the joinder of any additional CGEN Holders, this Agreement and its provisions may be amended, changed, waived, discharged or terminated only by a writing signed by each of (a) the Company, and (b) the CGEN Holders representing a majority in voting power of the CGEN Registrable Securities. Any amendment, change, waiver, discharge or termination effected in accordance with the preceding sentence shall be binding upon each of the parties hereto and their successors and permitted assigns. Without limiting the foregoing, any party hereto may in writing waive any right that it individually holds hereunder without seeking the prior consent of any other party hereto. This Agreement shall automatically terminate when all Holders cease to hold any CGEN Registrable Securities.
     3.5 Notices. All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered to any party hereto by hand or sent by facsimile, or sent, postage prepaid, by reputable overnight courier services at the address given for such party on the signature pages hereof (or at such other address for such party as shall be specified by like notice), and shall be deemed given when so delivered by hand, or if sent by facsimile, upon receipt of a confirmed transmittal receipt, or if sent by overnight courier, five (5) calendar days after delivery to or pickup by the overnight courier service.
     3.6 Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other Party may reasonably request to give effect to the terms and intent of this Agreement.

     3.7 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior written or oral understandings or agreements.
     3.8 Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
     3.9 Remedies Cumulative. The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.
     3.10 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
     3.11 No Third Party Beneficiary. Except as contemplated in Section 2.6, nothing in this Agreement is intended to confer upon any Person other than the Parties hereto and their respective successors and permitted assigns any rights, benefits, or obligations hereunder.
[Signature pages follow.]

     IN WITNESS WHEREOF the Parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

FOCUS MEDIA HOLDING LIMITED
By:	/s/ Daniel Mingdong Wu
	Name:	Daniel Mingdong Wu
Capacity: Chief Financial Officer

Address for notice:
28-30/F, Zhao Feng World Trade Building
369 Jiangsu Road
Shanghai 200050 PRC
Attn: Daniel Wu, Chief Financial Officer
Tel: +86 21 3212 4661 ex. 6339
Fax: +86 21 5240 0228
[Signature Page to Registration Rights Agreement]

     IN WITNESS WHEREOF the Parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

CGEN HOLDERS
By:	/s/ Chan Yi Sing
	Name:	Chan Yi Sing
Capacity:

Address for notice:
Suite 3203-4, Tower B,
City Center of Shanghai,
No.100 Zunyi Road
Shanghai 200051
Attn:
Tel: +86 21 6237 2250
Fax: +86 21 6237 1918
[Signature Page to Registration Rights Agreement]

TOTNES INTERNATIONAL LIMITED
By:	/s/ Steve Chu
	Name:	Steve Chu
Capacity: Director

Address for notice:
Jin Lin Tiandi
139 Danshui Lu
Unit 2- 1901
Shanghai 200020
China
Attn: Steve Chu
Tel: +86 13918191183
Fax:
[Signature Page to Registration Rights Agreement]

S.I. TECHNOLOGY VENTURE CAPITAL LIMITED
By:	/s/ Zhou Jie
	Name:	Zhou Jie
	Capacity:	Director

Address for notice: 26/F, Harcourt House, 39 Gloucester Road, Hong Kong

Attn:	Mr. Roger L.C. Leung/Ms. Rebecca Ng
Tel:	(852) 2821 3909
Fax:	(852) 2866 3330
[Signature Page to Registration Rights Agreement]

SUMITOMO CORPORATION EQUITY ASIA LIMITED
By:	/s/ Tsuyoshi Konda
	Name:	Tsuyoshi Konda
	Capacity:	Managing Director

Address for notice: Suite 602, One International Finance Centre No.1 Harbour View Street Central Hong Kong

Attn:	Tsuyoshi Konda
Tel:	852- 2295- 0300
Fax:	852- 2295- 0600
[Signature Page to Registration Rights Agreement]

JAFCO ASIA TECHNOLOGY FUND III
By:	/s/ Hiroshi Yamada
	Name:	Hiroshi Yamada
	Capacity:	Attorney

Address for notice: c/o JAFCO Investment (Asia Pacific) Ltd. 6 Battery Road #42-01 Singapore 049909

Attn:	The President
Tel:	(65) 6224 6383
Fax:	(65) 6221 3690
[Signature Page to Registration Rights Agreement]

TDF CAPITAL CHINA II, LP
By:	/s/ Goh Yin Long
	Name:	Goh Yin Long
	Capacity:	Investment Director

Address for notice: Unit 2505, K. Wah Centre 1010 Huaihai Zhong Road Shanghai 200031, PRC

Attn:	Mr. Goh Yin Long
Tel:	+8621 5467 0500
Fax:	+8621 5404 7557
[Signature Page to Registration Rights Agreement]

TDF CAPITAL ADVISORS, LP
By:	/s/ Goh Yin Long
	Name:	Goh Yin Long
	Capacity:	Investment Director

Address for notice: Unit 2505, K. Wah Centre 1010 Huaihai Zhong Road Shanghai 200031, PRC

Attn:	Mr. Goh Yin Long
Tel:	+8621 5467 0500
Fax:	+8621 5404 7557
[Signature Page to Registration Rights Agreement]

HUITUNG INVESTMENTS (BVI) LIMITED
By:	/s/ Tsui-Hui Huang
	Name:	Tsui-Hui Huang
	Capacity:	President

Address for notice: Room 2211, Shui On Plaza 333 Huai Hai Zhong Road Shanghai, China Zip Code: 200021

Attn:	David Tso
Tel:	86-21-6385-3266
Fax:	86-21-6385-2199
[Signature Page to Registration Rights Agreement]

REDPOINT VENTURES II, L.P. by its General Partner Redpoint Ventures II, LLC
By:	/s/ R. Thomas Dyal
	Name:	R. Thomas Dyal
	Capacity:	Managing Director

Address for notice: Redpoint Ventures 3000 Sand Hill Road Building 2 Suite 290 Menlo Park, CA 94025

Attn:	Lars Pedersen
Tel:	650-926-5600
Fax:	650-854-5762
[Signature Page to Registration Rights Agreement]

REDPOINT ASSOCIATES II, LLC, as nominee
By:	/s/ R. Thomas Dyal
	Name:	R. Thomas Dyal
	Capacity:	Managing Director

Address for notice: Redpoint Ventures 3000 Sand Hill Road Building 2 Suite 290 Menlo Park, CA 94025

Attn:	Lars Pedersen
Tel:	650-926-5600
Fax:	650-854-5762
[Signature Page to Registration Rights Agreement]

INVESTLINK CONSULTING (CHINA) LIMITED
By:	/s/ Peter Yeung
	Name:	Peter Yeung
	Capacity:	Director

Address for notice: 38/F Tower 2, Plaza 66 1366 Nan Jing Road West Shanghai 200040 China

Attn:	Steven Xiang
Tel:	8621 3217 9511
Fax:	8621 6288 3866
[Signature Page to Registration Rights Agreement]

CPI BALLPARK INVESTMENTS LTD
By:	/s/ Ian Johnson
	Name:	Ian Johnson
	Capacity:	Director

Address for notice: Merrill Lynch Asia Pacific 15th Floor, Citibank Tower 3 Garden Road Central, Hong Kong

Attn:	Sampson Lew
Tel:	+852 2161 7650
Fax:	+852 2161 7148
[Signature Page to Registration Rights Agreement]

Schedule A — CGEN Holders
Shareholders
Chan Yi Sing
Totnes International Limited
S.I. Technology Venture Capital Limited
Sumitomo Corporation Equity Asia Limited
JAFCO Asia Technology Fund III
TDF Capital China II, LP
TDF Capital Advisors, LP
Huitung Investments (BVI) Limited
Redpoint Ventures II, L.P.
Redpoint Associates II, LLC
Investlink Consulting (China) Limited
CPI Ballpark Investments Ltd.
Option Holders
(Chinese Characters) (Tian Guanyong)
(Chinese Characters) (Cao Xiaofeng)
(Chinese Characters) (Zhu Haiguang)
(Chinese Characters) (Yao Fang)
(Chinese Characters) (Mei Lijun)
(Chinese Characters) (Cao Zhigao)
(Chinese Characters) (Hu Yufei)
JJZ Investment Ltd.
(Chinese Characters) (Zhu Wei)
(Chinese Characters) (Fang Sheng)
(Chinese Characters) (Hu Xiaotu)
(Chinese Characters) (Yuan Gang)
(Chinese Characters) (Feng Enxu)
(Chinese Characters) (Ma Yiheng)
(Chinese Characters) (Li Ji)
(Chinese Characters) (Chi Guliang)
(Chinese Characters) (Gu Qing)
(Chinese Characters) (Cao Jiong)
(Chinese Characters) (Chen Yafeng)
(Chinese Characters) (Jiang Haili)
(Chinese Characters) (Qian Feng)
(Chinese Characters) (Cheng Fangmin)
(Chinese Characters) (Jia Jidong)
(Chinese Characters) (Chen Budong)
(Chinese Characters) (Yang Bin)
(Chinese Characters) (Wang Bin)
(Chinese Characters) (Wang Yan)

(Chinese Characters) (Zhou Jun)
(Chinese Characters) (Liu Xuanyun)
(Chinese Characters) (Geng Xiaoxuan)
(Chinese Characters) (Zhan Lei)
(Chinese Characters) (Xia Ying)
(Chinese Characters) (Weng Da)
(Chinese Characters) (Xu Xiao)
(Chinese Characters) (Zhang Nan)
(Chinese Characters) (Meng Bing)
(Chinese Characters) (Fang Yanrong)
(Chinese Characters) (Yan Jianwen)
(Chinese Characters) (Cai Yan)
(Chinese Characters) (Xue Baogen)
(Chinese Characters) (Dong Yi)
(Chinese Characters) (Wang Xiaoying)
(Chinese Characters) (Zhou Rongbao)
(Chinese Characters) (Chen Mingliang)
(Chinese Characters) (Cai Chunming)
(Chinese Characters) (Gao Zhiwei)
(Chinese Characters) (Wang Zheng)
(Chinese Characters) (Yue Lei)
(Chinese Characters) (Lai Yunna)
(Chinese Characters) (Huang Shen)
(Chinese Characters) (Guan Yudong)
(Chinese Characters) (Shan Renli)
(Chinese Characters) (Wu Xin)
(Chinese Characters) (Tu Jie)
(Chinese Characters) (Zhang Lianwei)
(Chinese Characters) (Xing Rui)
(Chinese Characters) (Geng Haibin)
(Chinese Characters) Zhang Zhengxian)
(Chinese Characters) (Zhu Feng)
(Chinese Characters) (He Shijiong)
(Chinese Characters) (Pan Jianhua)
(Chinese Characters) (Zhang Ye)
(Chinese Characters) (Sun Fang)
(Chinese Characters) (Zhou Zheng)
(Chinese Characters) (Jiang Pengtao)

Schedule 2.1(a)(2)
1. Ernst & Young Hua Ming’s inability or unwillingness to provide an unqualified audit report in respect of CGEN Digital Media Company Limited for fiscal year 2007.
2. Any issue or problem relating to SEC Rule 3-05 of Regulation S-X that arises primarily as a result of Focus Media Holding Limited’s acquisition of CGEN Digital Media Company Limited.
3. Any other issue or problem that renders Focus Media Holding Limited ineligible to use Form F-3ASR; provided that Focus Media Holding Limited demonstrates to the reasonable satisfaction of the Seller’s Representative that such issue or problem was primarily a result of the acquisition of CGEN Digital Media Company Limited.